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                                                                    EXHIBIT 10.1


                             CONSULTING AGREEMENT
                             (Fred D. Gibson, Jr.)



       This Consulting Agreement (the "Agreement") is made and entered into this 1st day of January, 2000, by and between American Pacific Corporation, a Delaware corporation having its principal place of business at 3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada 89109 (the "Company"), and Fred D. Gibson, Jr., an individual residing in Clark County, Nevada (the "Executive").

                                   RECITALS:

       A. The Company, through its subsidiary corporations, is engaged in the manufacture of specialty chemicals, including perchlorate chemicals, sodium azide and Halotron fire suppression agents, and is engaged in the design and manufacture of environmental protection products and real estate development.

       B.  The Executive is currently serving as a director of the company.

       C. The Executive is willing to agree to provide consulting services to the Company, upon the terms and conditions set forth in this Agreement.

       Now, therefore, in consideration of promises and agreements herein contained, and intending to be legally bound, the Company and the Executive agree as follows:

       1.  Provision of Consulting Services.  The Company and the Executive
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agree that, for a term commencing on the Commencement Date and continuing thereafter throughout the period or periods of time provided in this Agreement, the company will retain the Executive as a consultant, and the Executive will provide consulting services to the Company.

       2.  Scope of Services.  After the Commencement Date the Executive shall
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provide from time to time such consulting services to the Company and its subsidiary corporations as the company may request, and that the Executive shall be willing and able to provide. If, during the term of this Agreement the Executive is acting as a director of the company, the Executive's service as a director shall additionally be governed by the bylaws from time to time in effect and by the laws of the state of incorporation of the company. The Executive shall at all times perform his duties and discharge his responsibilities under this agreement diligently and conscientiously, and to the best of his ability, and shall direct his best efforts to further and maximize the business and interests of the Company and its stockholders, in accordance with sound business practices and applicable laws and regulations.


                                                          Page 1 of Exhibit 10.1
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       3.  Conflicts of Interest.  The Executive agrees that, during the term of
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this Agreement, he shall not act in any advisory or other capacity for any individual, firm, association or corporation other than the Company and its subsidiary corporations in matters in any way pertaining to any business or undertaking in any way similar to or competitive with the business or activities of the Company and its subsidiary corporation.

       4.  Commencement and duration of Consulting Services.  The Executive's
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service to the company as a consultant shall commence on January 1, 2000.

       5.  Term and Termination of Agreement.  This Agreement shall have a term
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of nine (9) months and the Executive's service as a consultant hereunder shall terminate on September 30, 2000, or earlier, upon the first to occur of the following events:

       (a) The death or total and permanent disability of the Executive:

       (b) The Company's election to terminate the Executive's service as a consultant due to the material breach by the executive of any of the Executive's covenants under this Agreement, including, but not limited to, those covenants set forth in Sections 7 through 9 hereof; or

       (c) Notice from the Executive that the Executive elects to discontinue his service as a consultant to the Company.

       6.  Compensation.
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       (a) In consideration of the services to be provided by the Executive pursuant to this Agreement, the Company shall pay to the Executive, $250.00 per hour.

       (b) The Company shall reimburse the Executive for all expenses such as travel to and from, hotel, rental car, meals and other incidental expenses.

       7.  Noncompetition.
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       (a) The Executive shall not at any time during the period of the
Executive's service to the company as a consultant or for a period of two years thereafter render any services, directly or indirectly for any competitor.

       (b) The Executive shall not, at any time during the period of the Executive's service to the company as a consultant or for a period of two years thereafter, influence or attempt to influence, either directly or indirectly, any employee of the Company or of any affiliated entity to leave or terminate such individual's employment with the Company or with an affiliate of the Company.

       (c) The Executive shall not, at any time during the period of the Executive's service to the Company as a consultant or for a period of two years thereafter,


                                                          Page 2 of Exhibit 10.1
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influence or attempt to influence, either directly or indirectly, any customer or client of the Company or of any affiliated entity to discontinue purchasing or using the products or services of, or to cancel or fail to renew a contract with, the Company or an affiliate of the company.

       (d) For purposes of this agreement, the term "Competitor" shall mean any individual (including the Executive) or entity that at any time is directly or indirectly (for example, through an affiliated or controlled individual or entity) engaged in or about to engage in the manufacture of perchlorate chemicals, sodium azide, fire suppression agents competitive with Halotron fire suppression agents, or environmental protection products competitive with those designed or manufactured by the Company and its subsidiaries.

       (e) The Executive agrees and acknowledges that the breach by the Executive of any of the provisions of this Section will cause company irreparable damage, that the remedy at law for any such breach could be inadequate, and that the Company, in addition to any other relief available to it, shall be entitled to appropriate temporary and permanent injunctive relief restraining Executive from committing or continuing such breach, without the necessity of proving actual damages. The Executive agrees to pay all costs and attorneys' fees incurred by the company in obtaining such injunctive or other relief.

       8.  Confidential Information.
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       (a) The Executive shall never, either during the period of the
Executive's service to the Company as a consultant or thereafter, use or employ for any purpose or disclose to any other individual or entity any Confidential Information. The Executive acknowledges and agrees that all Confidential Information is proprietary to the Company, is extremely important to the Company's business, and that the use by or disclosure of such Confidential Information to a competitor could materially and adversely affect the Company, its business and its customers.

       (b) Upon any termination of the period of the Executive's service to the Company, the Executive shall leave with or return immediately to the Company any and all records and any and all compositions, articles, devices and other similar or related items that disclose or contain any Confidential Information, including all copies or specimens thereof, whether in the Executive's possession or under the Executive's control, or whether prepared by the Executive or by others.

       (c) For purposes of this Agreement, the term "Company" shall refer to the company and each of its subsidiary corporations, and to any other corporation or entity that is owned or controlled, directly or indirectly, by Company or that is under common ownership or control with the Company.

       (d) For purposes of this Agreement, the term "Confidential Information" shall mean information in any form that is not generally known to the


                                                          Page 3 of Exhibit 10.1
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public that relates to the company's past, present or future operations, processes, products or services, or to any research, development, manufacture, purchasing, accounting, engineering, marketing, merchandising, advertising, selling, leasing, financing or business methods or techniques (including without limitation customer lists, records of customer services, usages and requirements, sketches and diagrams of Company or customer facilities and like and similar information relating to actual or prospective customers) that is or may be related thereto. All information disclosed to the Executive or to which the Executive obtains access during any period of the Executive's service to the Company, whether pursuant to this Agreement or otherwise, or to which the Executive obtains access by reason of any such service to the Company, that the Executive has a reasonable basis to believe is or may be Confidential Information, shall be presumed for purposes of this Agreement to be Confidential Information.

       9.  Inventions.
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       (a) Immediately upon its discovery or completion, the Executive shall promptly and fully disclose each Invention in writing to the Company. The Executive shall make this disclosure regardless of whether an Invention is discovered, conceived or completed by the Executive alone or jointly with others, and regardless of whether or not the Invention is discovered, conceived or completed in furtherance of the Executive's duties in the service of the Company, whether pursuant to this Agreement or otherwise, and regardless of whether or not the Invention was discovered, conceived or completed during normal working hours or on the premises of Company.

       (b) The Executive hereby assigns, and agrees to assign, to the Company all of the Executive's rights in and to all Inventions and in and to any and all letters patent or copyrights or applications therefor at any time granted or made, whether in the United State of America or in any foreign nation, upon or with respect to any Invention.

       (c) The Executive shall from time to time execute, acknowledge and deliver promptly to the Company (without charge to the Company but at the expense of the Company) such written instruments and documents, and shall take such other and further action with respect to any invention, as may be necessary or desirable in order to enable the Company to obtain and maintain patents and/or copyrights therein, or to vest the entire right title and interest thereto in the company.

       (d) The Executive shall not assert any rights under any Inventions as having been made or acquired by the Executive prior to the commencement of the Executive's employment by or service to the Company.

       (e) For purposes of this Agreement, the term "Inventions" means discoveries, developments, improvements and ideas (whether or not shown or described in writing or reduced to practice) and works of authorship (including computer software), whether or not patentable or copyrightable, (i) that are or may be related to the manufacture of perchlorate chemicals, sodium azide, fire suppression agents competitive


                                                          Page 4 of Exhibit 10.1
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with Halotron fire suppression agents, or environmental protection products competitive with those designed or manufactured by the Company and its subsidiaries, or to any research, development, manufacture, purchasing, accounting, engineering, marketing, merchandising, advertising, selling, leasing, financing or business methods or techniques or any improvements to any of the foregoing; (ii) that relate to the Company's actual or demonstrably anticipated research or development with respect to any of the foregoing; (iii) that result from any services at any time performed by the Executive for the company, whether pursuant to this Agreement or otherwise; (iv) for which equipment, supplies, facilities or trade secret information of the Company is used; or (v) that are developed on any company time with respect to any activity referred to above.

       10.  Survival.  The Executive's obligations set forth in Sections 7
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through 9 hereof shall survive the expiration or other termination of this
Agreement and the period of the Executive's service to the Company.

       11.  Notices.  Any notice permitted or required to be given pursuant to
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this Agreement shall deemed to have been given when appropriate notice thereof has been validly given or served in writing and delivered personally or sent by registered or certified mail, postage prepaid, to the following address:

       If to the Company or to any    American Pacific Corporation
       subsidiary corporation:        3770 Howard Hughes Parkway, Suite 300
                                      Las Vegas, NV 89109

       If to the Executive, to:       The Executive's address as set forth
                                      on the signature page to this Agreement

Or to such other addresses as either party may hereafter designate to the other in writing.

       12.  Governing Law.  This Agreement is made and entered into, and is
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executed and delivered, in Clark County, Nevada, and shall be construed and enforced in accordance with and shall be governed by the laws of the State of Nevada.

       13.  Entire Understanding.  This Agreement constitutes the entire
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understanding and agreement between the Company and the Executive with regard to all matters herein, and there are no other agreements, conditions, or representations, oral or written, expressed or implied, with regard thereto other than as referred to herein. This Agreement may be amended only in writing, signed by both parties hereto.

       14.  Severability.  If any term or provision of this Agreement shall be
            ------------
held to be invalid or unenforceable for any reason, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining terms and provisions hereof, and this Agreement shall be construed as if such invalid or unenforceable term or provision has not been contained herein.


                                                          Page 5 of Exhibit 10.1
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       15.  Successors.  This Agreement shall be binding upon and inure to the
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benefit of the parties hereto and their respective heirs, administrators, executors, and successors. Neither party may assign any of its rights hereunder, except that the Company and any subsidiary corporation may assign its rights and delegate its duties hereunder to any entity that succeeds (whether by merger, purchase or otherwise) to the assets or business of the Company or any subsidiary corporation.

       16.  Consent to Jurisdiction.  The Executive agrees that any action or
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proceeding to enforce, or that arises out of, this Agreement may be commenced and maintained in the district courts of the State of Nevada, or in the United States District Court for the District of Nevada, and Executive hereby waives any objection to the jurisdiction of said courts in any litigation arising hereunder on the basis that such court is an inconvenient forum or otherwise.

       17.  Attorneys' Fees.  In the event that this Agreement is breached by
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either party, the breaching party shall be liable for all costs and attorneys'
fees incurred by the non-breaching party as a result of the breach or in enforcing the terms of this Agreement.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                   "Company"

                                   American Pacific Corporation, a
                                   Delaware corporation


                                   By_________________________________
                                   Title______________________________



                                   "Executive"


                                   ____________________________________
                                   Fred D. Gibson, Jr.

                                   Address:  3204 Plaza de Rafael
                                             Las Vegas, NV 89102




                                                          Page 6 of Exhibit 10.1